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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 22, 2004

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                            CLEARSTORY SYSTEMS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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          Delaware                   1-12966                     06-1302773
(STATE OR OTHER JURISDICTION       (COMMISSION                  (IRS EMPLOYER
      OF INCORPORATION)            FILE NUMBER)              IDENTIFICATION NO.)

One Research Drive, Suite 200B, Westborough, MA                     01581
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 298-9795

                                      Same
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      As of November 22, 2004, the registrant engaged Miller, Ellin & Company, LLP ("MillerEllin") as its principal accountant to audit its financial statements. The registrant has not consulted with MillerEllin concerning (1) the application of accounting principles to a specific, completed or contemplated transaction, or the type of audit opinion that might be rendered on the registrant's financial statements or (2) any matter that was the subject of a disagreement or reportable event with the former auditor (as described in Regulation S-B Item 304(a)(1)(iv)).
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 29, 2004                   CLEARSTORY SYSTEMS, INC.


                                           By: /s/ Henry F. Nelson
                                           Henry F. Nelson
                                           Chief Executive Officer and President